AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
LEGACY PLUS
FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED FEBRUARY 17, 2005
TO
PROSPECTUS DATED MAY 1, 2000
AS SUPPLEMENTED

          Effective February 17, 2005, American General Life Insurance Company is amending the prospectus for the purposes of a) describing a change in the availability of the Scudder VIT EAFE® Equity Index Fund, a series of Scudder Investments VIT Funds (the "Fund"), as an investment option under the Policy; and b) updating the names of the currently offered Mutual Funds and their investment advisers.

          FIRST, effective February 17, 2005, the Fund, formerly known as EAFE Equity Index, will no longer be offered as an investment option under the Policy. Upon the recommendation of the advisor, the Board of the Fund has approved the termination and liquidation of the Fund effective on or about July 25, 2005.

          SECOND, effective February 17, 2005, on page 1 of the prospectus, delete the chart under "Investment options" and replace it with the following:

AIM Variable Insurance Funds . AIM V.I. Premier Equity Fund, formerly AIM V.I. Value Fund A I M Advisors, Inc.*	VALIC Company I, formerly American General Series Portfolio Company . Money Market I Fund, formerly Money Market Fund The Variable Annuity Life Insurance Company*
The Universal Institutional Funds, Inc. . Equity Growth Portfolio, formerly Equity Growth Morgan Stanley Investment Management Inc., formerly Morgan Stanley Asset Management*	Scudder Investments VIT Funds, formerly BT Insurance Funds Trust . Scudder VIT Equity 500 Index Fund, formerly Equity 500 Index DeAm, Inc., formerly Bankers Trust Company*

* The Investment Adviser for the Mutual Fund.

If you have any questions, please call our VUL Administration Department at 1-800-340-2765.